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                                                                  EXHIBIT 10.47

             SIXTH AMENDMENT TO GUARANTEE REIMBURSEMENT AGREEMENT


     This Sixth Amendment to Guarantee Reimbursement Agreement ("Amendment") dated as of May 28, 1993, is entered into by and between National Medical Enterprises, Inc., a Nevada corporation ("NME"') and The Hillhaven Corporation, a Nevada corporation ("New Hillhaven").

                                   RECITALS

A. New Hillhaven and NME entered into that certain Guarantee Reimbursement Agreement, dated as of January 31, 1990 (as amended by that certain First Amendment to Guarantee Reimbursement Agreement, dated as of May 30, 1991, that certain Second Amendment to Guarantee Reimbursement Agreement, dated as of October 2, 1991, that certain Third Amendment to Guarantee Reimbursement Agreement, dated as of April 1, 1992 (the "Third Amendment"), that certain Fourth Amendment to Guarantee Reimbursement Agreement, dated as of November 12, 1992, and that certain fifth Amendment to Guarantee Reimbursement Agreement, dated as of February 19, 1993, and as the same may be amended, restated, modified, supplemented, renewed or replaced from time to time, the "Reimbursement Agreement"), which provides, among other things, for the reimbursement by New Hillhaven of all Obligations (as defined in the Reimbursement Agreement) paid by NME. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms In the Reimbursement Agreement.

B. Pursuant to that certain letter dated May 10, 1993, from Timothy L. Pullen to Robert F. Pacquer (the "Option Notice"), certain subsidiaries of NME (the "NME Parties") exercised their respective options to sell to First Healthcare Corporation ("FHC"), a wholly owned subsidiary of New Hillhaven, eleven nursing facilities (collectively, referred to herein as the "Properties," and individually as a "Property") that FHC leases from certain of the NME Parties.

C. One of the Properties, commonly known as Bellingham Care Center, described in Schedule A attached hereto, is currently subject to third party financing (herein, an "Existing Debt"). In conjunction with FHC's acquisition of the Properties pursuant to the Option Notice, FHC shall assume the Existing Debt covering such Property (herein, an "Assumed Existing Debt"). The Assumed Existing Debt applicable to such Property is described in Schedule A attached hereto.

D. In accordance with the Third Amendment, New Hillhaven agreed to guarantee the Assumed Existing Debt of Properties acquired by FHC pursuant to exercised options to sell and options to purchase as provided in the Omnibus Amendment.

E. New Hillhaven and NME desire to amend the Reimbursement Agreement to add such Assumed Existing Debt as an "Obligation" under (and as defined in) the Reimbursement Agreement.
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NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend, modify and supplement the Reimbursement Agreement as follows:

                                   AGREEMENT

1.  Assumed Obligations. To the extent NME or any subsidiary or affiliate of NME
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remains primarily or contingently liable therefor, the Assumed Existing Debt described In Schedule A attached hereto is hereby added as, and shall be deemed to be, an "Obligation" under (and as defined in) the Reimbursement Agreement, and all terms, covenants and conditions of the Reimbursement Agreement, including but not limited to the guaranty fee of 1% per annum payable In accordance with Paragraph 2 of the Third Amendment, shall apply to such Assumed Existing Debt.


2.  Reaffirmation of Reimbursement Agreement.  New Hillhaven reaffirms that the
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Reimbursement Agreement, as amended hereby, shall remain in full force and effect, and shall continue to be binding upon New Hillhaven.

3.  Captions.  The captions and headings used herein are for the convenience of
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reference and shall not be construed in any manner to limit or modify any of the terms hereof.

4.  Governing Law.  This Amendment shall be governed by and construed in
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accordance with the laws of the State of California.

5.  Counterparts.  This Amendment may be executed in counterparts, each of which
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shall be an original, but all of which together shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the date first set forth above.



                                      NATIONAL MEDICAL ENTERPRISES, INC.


                                      By:    [SIGNATURE NOT LEGIBLE]
                                          --------------------------------
                                      Title: [SIGNATURE NOT LEGIBLE]
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                                      THE HILLHAVEN CORPORATION



                                      By:    [SIGNATURE NOT LEGIBLE]
                                          --------------------------------
                                      Title: [SIGNATURE NOT LEGIBLE]
                                            ------------------------------

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                                  SCHEDULE A
                              ASSUMED OBLIGATIONS


ASSUMED EXISTING DEBT
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Facility 158: Bellingham, WA:  Promissory Note, dated July 1, 1984, executed by
                               Hillhaven, Inc. in favor of Villa Care, Inc. in the original sum of $5,875,572.99, only a portion of which is being assumed by FHC. The assumed portion of the Promissory Note allocable to Facility 158 (i.e., the Assumed Existing Debt) is approximately $243,527.40. The Promissory Note represents an obligation relating to several properties.